EXHIBIT 10.5

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                                                                  EXECUTION COPY
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                                 TRUST AGREEMENT

                                      Among

                     THORNBURG MORTGAGE FUNDING CORPORATION,
                                  as Depositor

                      THORNBURG MORTGAGE ASSET CORPORATION,
                                   as Sponsor

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee




                          Dated as of December 1, 1998

                          TMA MORTGAGE FUNDING TRUST I






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
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                                              TABLE OF CONTENTS
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                                                  ARTICLE I
                                                 Definitions

SECTION 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
SECTION 1.02.  Rules of Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                                  ARTICLE II
                                                 ORGANIZATION

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SECTION 2.01.  Name of Trust; Statement of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.02.  Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.03.  Purposes and Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 2.04.  Appointment of Owner Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.05.  Initial Capital Contribution of Owner Trust Estate. . . . . . . . . . . . . . . . . . . .   8
SECTION 2.06.  Declaration of Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.07.  Liability of the Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.08.  Title to Trust Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.09.  Situs of Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 2.10.  Representations and Warranties of the Depositor and the Sponsor . . . . . . . . . . . . .   9

                                                 ARTICLE III

TRUST CERTIFICATES AND TRANSFER OF INTERESTS
SECTION 3.01.  Initial Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 3.02.  The Trust Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 3.03.  Authentication of Trust Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 3.04  Registration of Transfer and Exchange of Trust Certificates. . . . . . . . . . . . . . . .  10
SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates . . . . . . . . . . . . . . . . .  11
SECTION 3.06.  Persons Deemed Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 3.07.  Access to List of Certificateholders' Names and Addresses . . . . . . . . . . . . . . . .  11
SECTION 3.08.  Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 3.09.  Appointment of Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 3.10.  Trust Certificate Transfer Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 3.11.  Note and Collateral Purchase Options. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 3.12.  Beneficial Owner Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                                                  ARTICLE IV
                                           ACTIONS BY OWNER TRUSTEE

SECTION 4.01.  Prior Notice to Certificateholders and Note Insurer with Respect to Certain
Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
SECTION 4.02.  Action by Certificateholders with Respect to Certain Matters. . . . . . . . . . . . . . .  15
SECTION 4.03.  Action by Certificateholders with Respect to Bankruptcy . . . . . . . . . . . . . . . . .  15
SECTION 4.04.  Restrictions on Certificateholders' Power . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 4.05.  Majority Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
ARTICLE V
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
SECTION 5.01. Establishment of Trust Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 5.02. Application of Trust Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 5.03.  Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 5.04.  No Segregation of Moneys; No Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 5.05.  Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others  16
SECTION 5.06.   Signature on Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

                                                  ARTICLE VI
                                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01.  General Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 6.02.  General Duties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 6.03.  Action upon Instruction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 6.04.  No Duties Except as Specified in the Trust Agreement or in Instructions . . . . . . . . .  18
SECTION 6.05.  No Action Except Under Specified Documents or Instructions. . . . . . . . . . . . . . . .  18
SECTION 6.06.  Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
SECTION 6.07.  Delegation to Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                                 ARTICLE VII
                                         CONCERNING THE OWNER TRUSTEE

SECTION 7.01.  Acceptance of Trusts and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
SECTION 7.02.  Furnishing of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 7.03.  Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 7.04.  Reliance;  Advice of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 7.05.  Not Acting in Individual Capacity . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 7.06.  Owner Trustee Not Liable for Trust Certificates, Mortgage Loans or Pooled Certificates. .  20
SECTION 7.07.  Owner Trustee May Own Trust Certificates and Notes. . . . . . . . . . . . . . . . . . . .  20

                                                ARTICLE VIII
                                        COMPENSATION OF OWNER TRUSTEE

SECTION 8.01.  Owner Trustee's Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 8.02.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 8.03.  Payments to the Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                  ARTICLE IX
                                        TERMINATION OF TRUST AGREEMENT

SECTION 9.01.   Termination of Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
ARTICLE X
SUCCESSOR OWNER TRUSTEES ANDADDITIONAL OWNER TRUSTEES
SECTION 10.01.  Eligibility Requirements for Owner Trustee . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 10.02.  Resignation or Removal of Owner Trustee. . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 10.03.  Successor Owner Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 10.04.  Merger or Consolidation of Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 10.05.  Appointment of Co-Trustee or Separate Trustee. . . . . . . . . . . . . . . . . . . . . .  23

                                                 ARTICLE XI
                                                MISCELLANEOUS

SECTION 11.01.  Supplements and Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 11.02.  No Legal Title to Owner Trust Estate in Certificateholders . . . . . . . . . . . . . . .  25
SECTION 11.03.  Limitations on Rights of Others. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.04.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.05.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.06.  Separate Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.07.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.08.  No Petition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 11.09.  No Recourse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 11.10.  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 11.11.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 11.12. Grant of Certificateholder Rights to NoteInsurer. . . . . . . . . . . . . . . . . . . . .  26
SECTION 11.13. Third-Party Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 11.14. The Note Insurer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

APPENDIX A     Definitions
EXHIBIT  A     Form  of  Trust  Certificate
EXHIBIT  B     Form  of  Certificate  of  Trust
EXHIBIT  C     Form  of  Purchaser's  Representation  Letter

     TRUST AGREEMENT (the "Trust Agreement") dated as of December 1, 1998, among THORNBURG MORTGAGE FUNDING CORPORATION, a Delaware corporation, as depositor (the "Depositor"), THORNBURG MORTGAGE ASSET CORPORATION, as sponsor, (the "Sponsor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

     In consideration of the premises and the mutual agreements herein contained, the Depositor and the Owner Trustee hereby agree as follows:

                                    ARTICLE I

                                   Definitions
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     SECTION  1.01.  Definitions.  For  all  purposes  of  the  Trust Agreement,
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except  as  otherwise  expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in Appendix A hereto which are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     SECTION  1.02.  Rules  of  Construction.  Unless  the  context  otherwise
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requires:

     (a) All terms defined in the Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in the Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in the Trust Agreement or in any such certificate or other document, and accounting terms partly defined in the Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in the Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in the Trust Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in the Trust Agreement shall refer to the Trust Agreement as a whole and not to any particular provision of the Trust Agreement; Section and Exhibit references contained in the Trust Agreement are references to Sections and Exhibits in or to the Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in the Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                                        F
                                      ----
                                  Organization
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     SECTION  2.01.  Name  of  Trust;  Statement  of  Intent.  The Trust created
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hereby shall be known as "TMA Mortgage Funding Trust I," in which name the Owner
Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. The parties hereto intend that the Trust shall constitute a business trust within the meaning of Section 3801(a) of the Business Trust Statute and that the Trust Agreement constitute the governing instrument of the Trust in accordance with the Business Trust Statute. The Owner Trustee is hereby authorized to file a certificate of trust with the Secretary of State of the State of Delaware pursuant to Section 3810(a) of the Business Trust Statute.

     SECTION  2.02.  Office.  The  office  of  the Trust shall be in care of the
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Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners, the Depositor and the Paying Agent.

     SECTION  2.03.  Purposes and Powers.  The purpose of the Trust is to engage
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in  the  following activities, and the Trust shall have the power and authority:

          (i) to issue the Notes pursuant to the Indenture and the Trust Certificates and certain purchase options pursuant to the Trust Agreement and to sell, transfer or exchange the Notes and to sell, transfer and exchange the Trust Certificates;

          (ii) with the proceeds of the sale of the Notes to purchase the Mortgage Loans, the Pooled Certificates, the Swap Agreements and certain other assets, to pay the organizational, start-up and transactional expenses of the Trust, and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Trust Agreement and the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of payments or distributions to the Certificateholders, the Noteholders and others as specified in the Basic Documents;

          (vii) to establish accounts in accordance with the Basic Documents and to make deposits into and withdrawals from such accounts in accordance with the Basic Documents;

          (viii) to enter into the Note Purchase Agreement and to perform its obligations thereunder; and

          (ix) to enter into the Recognition Agreement and to perform its obligations thereunder.

     The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of the Trust
Agreement  or  the  other  Basic  Documents.

     SECTION 2.04.  Appointment of Owner Trustee.  The Depositor hereby appoints
                    ----------------------------
the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION  2.05.  Initial  Capital  Contribution  of Owner Trust Estate.  The
                     -----------------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION  2.06.  Declaration  of  Trust.  The  Owner Trustee hereby declares
                     ----------------------
that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that the Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal income tax purposes, the Trust shall be treated as a grantor trust for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a grantor trust for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION  2.07.  Liability of the Certificateholders.   No Certificateholder
                     -----------------------------------
shall  have any personal liability for any liability or obligation of the Trust.

     SECTION 2.08.  Title to Trust Property.  Legal title to all the Owner Trust
                    -----------------------
Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION  2.09.  Situs of Trust.  The Trust will be located and administered
                     --------------
in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware, the State of Illinois or the State of California. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, Illinois or California, and payments will be made by the Trust only from Delaware, Illinois or California. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION  2.10.  Representations  and  Warranties  of  the Depositor and the
                     -----------------------------------------------------------
Sponsor. The Depositor and the Sponsor hereby represent and warrant to the Owner Trustee that:

          (a) The Depositor and the Sponsor are duly organized and validly existing as corporations in good standing under the laws of the jurisdiction of their respective jurisdictions of incorporation, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is presently conducted.

          (b) The Depositor and the Sponsor have the power and authority to execute and deliver the Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of the Trust Agreement have been duly authorized by the Depositor and the Sponsor by all necessary corporate action.

          (c) The Trust Agreement constitutes a legal, valid and binding obligation of the Depositor and the Sponsor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

          (d) The consummation of the transactions contemplated by the Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor or the Sponsor, or any material indenture, agreement or other instrument to which the Depositor or the Sponsor is a party or by which either is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Depositor or the Sponsor pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's and the Sponsor's knowledge, any order, rule or regulation applicable to the Depositor or the Sponsor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or the Sponsor or their respective properties.

          (e) To the Depositor's and the Sponsor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or the Sponsor or their respective properties: (A) asserting the invalidity of the Trust Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by the Trust Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor or the Sponsor of the obligations of either under, or the validity or enforceability of, the Trust Agreement.

                                   ARTICLE III

                  Trust Certificates and Transfer of Interests
                  --------------------------------------------

     SECTION  3.01.  Initial  Ownership.  Upon the formation of the Trust by the
                     ------------------
contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

     SECTION  3.02.  The  Trust Certificates.  (a)  The Trust Certificates shall
                     -----------------------
be substantially in the form set forth in Exhibit A hereto, with an initial Certificate Balance of $32,362,457. The Trust Certificates shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof; provided however that one Trust Certificate may be issued in a denomination that represents any residual amount of the Initial Certificate Balance. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of the Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates. Notwithstanding the foregoing or any other provision contained herein, so long as the Certificateholder Collateral Purchase Option or the Note Purchase Option is outstanding, there shall only be a single holder of all of the Trust
Certificates  which  Certificateholder  shall  also  own  such  options.

     (b) On the Closing Date, the Trust Certificates, in the initial Certificate Balance of $32,362,457, shall be issued to TMA Acceptance Corp. in exchange for the purchase price of $32,362,457 and registered in the name of TMA Acceptance Corp. The Trust hereby directs that such cash amount be paid to, or at the direction of, the Depositor as part of the consideration for the purchase of the Trust Estate pursuant to the terms of the Sale and Servicing Agreement.

     SECTION 3.03.  Authentication of Trust Certificates.  Concurrently with the
                    ------------------------------------
initial sale of the Collateral to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of TMA Acceptance Corp., as provided in Section 3.02(b), signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under the Trust Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. No further Trust Certificates shall be issued except pursuant to Section 3.04 or 3.05 hereunder.

     SECTION 3.04.  Registration of Transfer and Exchange of Trust Certificates.
                    -----------------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and, subject to Section
3.10 hereof, of transfers and exchanges of Trust Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.
     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Trust
Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.08. Whenever any Trust Certificates are surrendered for exchange, the Owner Trustee shall execute on behalf of the Trust, authenticate and deliver one or more new Trust Certificates dated the date of authentication by the Owner Trustee or any authenticating agent to the Certificateholder making such exchange.

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate
Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates.  If
                    -------------------------------------------------------
(a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate, and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     If, after the delivery of a replacement Trust Certificate pursuant to this Section, a protected purchaser of the original Trust Certificate in lieu of which such replacement Trust Certificate was issued presents for payment such original Trust Certificate, the Owner Trustee shall be entitled to recover such replacement Trust Certificate (and any distributions made with respect thereto) from the Person to whom it was delivered or any Person taking such replacement Trust Certificate from such Person to whom such replacement Trust Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee or Certificate Registrar in connection therewith.

     SECTION  3.06.  Persons  Deemed  Certificateholders.  Prior  to  due
                     -----------------------------------
presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent or other agent thereof may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent or other agent thereof shall be bound by any notice to the contrary.

     SECTION  3.07.  Access  to List of Certificateholders' Names and Addresses.
                     ----------------------------------------------------------
The Owner Trustee shall furnish or cause to be furnished to the Paying Agent, the Servicer and the Depositor, no later than the fifth Business Day following each Record Date, a list, in such form as the Paying Agent, the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more
Certificateholders or one or more Holders of Trust Certificates evidencing not less than 25% of the aggregate Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under the Trust Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Upon receipt of any such application, the Owner Trustee will promptly notify the Depositor by providing a copy of such application and a copy of the list of Certificateholders produced in response thereto. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION  3.08.  Maintenance  of  Office or Agency.  The Owner Trustee shall
                     ---------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates Harris Trust Company of New York, 88 Pine Street, Wall Street Plaza, 19th Floor, New York, New York 10005; Attn: Reginold Aloisi as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION  3.09.  Appointment  of  Paying Agent.  The Paying Agent shall make
                     -----------------------------
distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under the Trust Agreement in any material respect. The Paying Agent initially shall be Bankers Trust Company of California, N.A. Bankers Trust Company of California, N.A., shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee, the Note Insurer and the Servicer. In the event that Bankers Trust Company of California, N.A., shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company acceptable to the Note Insurer). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.04 and 8.02 shall apply to Bankers Trust Company of California, N.A. or the Owner Trustee also in its role as Paying Agent, for so long as Bankers Trust Company of California, N.A. or the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in the Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION  3.10.  Trust  Certificate  Transfer  Restrictions.  The  Trust
                     ------------------------------------------
Certificates may not be offered or sold except to the Depositor or an Affiliate thereof or to institutional "accredited investors" (as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act who are United States persons (as defined in Section 7701(a)(30) of the Code) in reliance on an exemption from the registration requirements of the Securities Act. Further, for purposes of the Investment Company Act of 1940, as amended, for so long as the Note Purchase Option or either of the Collateral Purchase Options are outstanding, and until an opinion of counsel is provided to the Owner Trustee to the effect that such limitation is no longer necessary, the total number of beneficial owners of the Certificates may not exceed three. Notwithstanding the foregoing, no transfer of a Trust Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, if, for purposes of of Treasury regulation 1.7704-1(h)(3), the number of beneficial owners of Trust Certificates exceeds 99. For purposes of Treasury regulation 1.7704-1(h)(3), in determining the number of beneficial owners, the Certificate Registrar may treat the number of beneficial owners as equal to the number of registered holders, provided that each holder represents that it is the beneficial owner and (i) is an individual or a United States corporation (other than an S corporation) or (ii) no principal purpose of the use of the entity to hold the Trust Certificate is to permit the Trust to satisfy the 100 partners
limitation  of  Treasury  regulation   1.7704-1(h)(3).

          (a) The Trust Certificates have not been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Trust Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Owner Trustee may require, in order to assure compliance with the Securities Act, that the Certificateholder's prospective transferee certify to the Owner Trustee in writing the facts surrounding such disposition. Unless the Owner Trustee requests otherwise, such certification shall be substantially in the form of Exhibit C hereto. In the event that such certification of facts does not on its face establish the availability of an exemption under the Securities Act, the Owner Trustee may require the prospective transferee to provide an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Owner Trustee or of the Trust.

          (b) The Trust Certificates and any beneficial interest in such Trust Certificates may not be acquired by or with the assets of (a) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (b) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by any such plans, arrangements or accounts in such entities (a "Benefit Plan Investor") and any such purported transfer shall not be effective. Each transferee of a Trust Certificate shall be required to represent (a) that it is not a Benefit Plan Investor and is not acquiring such Trust Certificate with the assets of a Benefit Plan Investor and (b) that if such Trust Certificate is subsequently deemed to be a plan asset, it will dispose of such Trust Certificate.

          (c) Each Trust Certificate will bear legends substantially to the following effect.

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER SATISFACTORY TO THE OWNER TRUSTEE TO THE EFFECT THAT SUCH PURCHASER IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE
501(A)(1)-(3) OR (7) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

IF THE CERTIFICATEHOLDER COLLATERAL PURCHASE OPTION OR THE NOTE PURCHASE OPTION ARE OUTSTANDING, THIS TRUST CERTIFICATE MUST REPRESENT ALL OUTSTANDING TRUST CERTIFICATES AND SHALL BE HELD BY ONLY ONE HOLDER.

THE HOLDER OF THIS TRUST CERTIFICATE FURTHER UNDERSTANDS AND AGREES THAT THE NUMBER OF BENEFICIAL OWNERS OF ALL TRUST CERTIFICATES MAY NOT EXCEED 3 IN NUMBER; THAT TRANSFERS OF THE TRUST CERTIFICATES WILL BE RESTRICTED ACCORDINGLY; AND THAT THE HOLDER HEREOF WILL NOTIFY THE OWNER TRUSTEE IF THE NUMBER OF BENEFICIAL OWNERS OF THIS TRUST CERTIFICATE WILL CHANGE AS PROVIDED IN THE TRUST AGREEMENT.

     SECTION  3.11.  Note  and Collateral Purchase Options.  (a)  As long as one
                     -------------------------------------
Person holds 100% of the Trust Certificates there is hereby granted to such Certificateholder, the Note Purchase Option and the Certificateholder Collateral Purchase Option. The Note Purchase Option shall permit such Certificateholder to purchase all of the outstanding Notes on any Payment Date for the Note Purchase Price and otherwise in accordance with the procedures set forth in
Article X of the Indenture. The Certificateholder Collateral Purchase Option shall permit such Certificateholder to purchase all of the Collateral on any Payment Date for the Certificateholder Collateral Purchase Price and otherwise in accordance with the procedures set forth in Article X of the Indenture. Each of the Note Purchase Option and the Certificateholder Collateral Purchase Option shall be automatically transferred to the transferee of all of the Trust Certificates upon such a transfer. Such Options shall cease to exist and be void if there is more than one holder of the Trust Certificates.

          (b) There is hereby granted to Bear Stearns the Bear Stearns Collateral Purchase Option. The Bear Stearns Collateral Purchase Option is transferable in whole but not in part by Bear Stearns or any assignee and does not require Bear Stearns to hold any Trust Certificates or Notes. The Bear Stearns Collateral Purchase Option shall permit the holder thereof to purchase all of the Collateral on any Payment Date for the Bear Stearns Collateral Purchase Price and otherwise in accordance with the procedures set forth in
Article X of the Indenture. Bear Stearns and any subsequent transferor shall provide notice of any transfer of the Bear Stearns Collateral Purchase Option and of the name and address of the transferee to the Owner Trustee, the Indenture Trustee, the Note Insurer, the Servicer and the Rating Agencies.

          (c)     Upon  the  exercise  of  any  option  granted pursuant to this
Section 3.11, payment of the applicable exercise price and transfer of the Notes or Collateral to or as directed by the Person exercising such option, such respective option shall terminate. Exercise of the Note Purchase Option shall not affect the Collateral Purchase Options. Exercise of a Collateral Purchase Option and payment of the applicable exercise price and transfer of the Collateral to the Person exercising such option shall cause the other Collateral Purchase Option and the Note Purchase Option to terminate. Notwithstanding the foregoing, if the holder thereof gives notice of exercise of the Bear Stearns Collateral Purchase Option, the sole Certificateholder shall have the right during the time period provided in Section 10.01 of the Indenture to itself exercise its Certificateholder Collateral Purchase Option and, subject to its provision of the Certificateholder Collateral Purchase Price by the time provided in the Indenture, to purchase the Collateral. In such latter event, the Bear Stearns Collateral Purchase Option shall terminate.

     SECTION 3.12. Beneficial Owner Limitation.  The Certificate Registrar shall
                   ---------------------------
keep a list of the total number of beneficial owners of Trust Certificates as evidenced by the claims made by Holders on each representation letter executed by a prospective Holder pursuant to Section 3.10(a). In the event that the transfer of Trust Certificates would cause the total number of beneficial owners of Trust Certificates to exceed three, the Owner Trustee shall not permit the proposed transfer of such Trust Certificates. Any transfer of Trust Certificates that causes the total number of beneficial owners of Trust Certificates to exceed three shall be null and void and the Certificate Register shall be amended to reflect such voided transfer; provided, however, that in the event
                                            --------  -------
(i) all of the Purchase Options are no longer outstanding and (ii) an opinion of counsel, acceptable to the Depositor, the Note Insurer, the Indenture Trustee and the Owner Trustee, is provided to such Persons, at the sole cost and expense of the provider thereof, to the effect that for purposes of the Investment Company Act of 1940, as amended, the total number of beneficial owners of all Notes and Trust Certificates may exceed 100, then the total number of beneficial owners of the Trust Certificates may exceed three and the related restrictive legend may be removed from the Trust Certificates.

                                   ARTICLE IV

                            Actions by Owner Trustee
                            ------------------------

     SECTION  4.01.  Prior  Notice  to  Certificateholders and Note Insurer with
                     -----------------------------------------------------------
Respect  to  Certain  Matters.  With respect to the following matters, the Owner
-----------------------------
Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Note Insurer and the Certificateholders in writing of the proposed action and neither the Certificateholders nor the Note Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders or the Note Insurer have withheld consent or provided alternative direction; provided, however, that any direction by the Certificateholders shall require the prior consent of the Note Insurer:

     (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans or under the Pooled Certificates) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans or under the Pooled Certificates);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder or the Note Insurer is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder or the Note Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders or the Note Insurer;

     (e) the appointment pursuant to the Indenture of a successor Paying Agent or Indenture Trustee or pursuant to the Trust Agreement of a successor Certificate Registrar, or the consent to the assignment by the Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or the Trust Agreement, as applicable;

     (f) the consent to the calling or waiver of any default of any Basic Document;

     (g) the consent to the assignment of the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

     (h) except as provided in Article IX hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

     (i) the merger or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust's assets to any other entity;

     (j) the incurrence, assumption or guaranty in the Trust of any indebtedness other than as set forth in the Trust Agreement or the Basic Documents;

     (k)     the  doing  of  any  act  that  conflicts  with  any  of  the Basic
Documents;

     (l) the doing of any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

     (m)     the  confession  of  a  judgment  against  the  Trust;

     (n) the possession of Trust assets, or assignment of the Trust's right to property, for other than a Trust purpose as determined pursuant to the Trust Agreement and the other Basic Documents;

     (o)     the  lending  by  the  Trust  of  any  funds  to  any  Person;

     (p) the change in the Trust's purpose and powers from those set forth in this Trust Agreement; or

     (q) the removal or replacement of the Servicer or the Indenture Trustee. In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity.

     SECTION  4.02.  Action  by  Certificateholders  with  Respect  to  Certain
                     ----------------------------------------------------------
Matters. The Owner Trustee shall not have the power, (a) except upon the written direction of the Certificateholders with the written consent of the Note Insurer, to remove the Servicer under the Sale and Servicing Agreement pursuant to Section 7.1 thereof, to consent to a successor Servicer, to remove the Indenture Trustee under the Indenture pursuant to Section 6.08 thereof or to consent to a successor Indenture Trustee or (b) except upon the written direction of the Certificateholders and as expressly provided in the Basic Documents, sell the Mortgage Loans and/or the Pooled Certificates after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

     SECTION  4.03.  Action  by  Certificateholders  with Respect to Bankruptcy.
                     ----------------------------------------------------------
The Owner Trustee shall not have the power, except upon the written direction of all of the Certificateholders with the written consent of the Note Insurer, and to the extent otherwise consistent with the Basic Documents, to (i) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent,
(ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due,
(vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Note Insurer Default exists, no Certificateholder shall have the power to take and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

     SECTION  4.04.  Restrictions  on  Certificateholders'  Power.  The
                     --------------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under the Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION  4.05.  Majority Control.  Except as expressly provided herein, any
                     ----------------
action that may be taken by the Certificateholders under the Trust Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the aggregate Certificate Balances. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to the Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the aggregate Certificate Balances at the time of the delivery of such notice.

                                    ARTICLE V

                   Application of Trust Funds; Certain Duties
                   ------------------------------------------

     SECTION  5.01.  Establishment of Trust Account.  The Owner Trustee, for the
                     ------------------------------
benefit of the Certificateholders, shall cause the Paying Agent to establish and maintain in the name of the Trust a segregated account with the Indenture Trustee (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     SECTION  5.02.  Application  of Trust Funds.  (a) On each Payment Date, the
                     ---------------------------
Owner Trustee shall, or shall cause the Paying Agent to, distribute to the Certificateholders, pro rata based on their respective Certificate Balances, from amounts deposited in the Certificate Distribution Account received from the Indenture Trustee pursuant to Section 5.2 of the Sale and Servicing Agreement, the Certificate Interest Distribution Amount, the Certificate Principal Distribution Amount and Additional Certificate Interest in each case, if any.

     (b) On each Payment Date, the Owner Trustee shall, or shall cause the Paying Agent to, send to each Certificateholder the statement or statements provided to the Owner Trustee by the Indenture Trustee pursuant to Section 5.4 of the Sale and Servicing Agreement with respect to such Payment Date provided that such statement or statements have actually been received by the Owner Trustee.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee or the Paying Agent for any out-of-pocket expenses incurred. In enforcing its rights hereunder, the Owner Trustee may direct the Paying Agent to withhold the applicable tax and remit to the appropriate taxing authority any such amounts withheld.

     SECTION  5.03.  Method  of  Payment.  Subject  to  Section  9.01(c),
                     -------------------
distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the related Record Date either by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register or by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar and the Certificate Registrar has forwarded such information promptly to the Paying Agent appropriate written instructions at least five Business Days prior to such Payment Date and such Certificateholder's Trust Certificates in the aggregate evidence an original denomination of not less than $1,000,000 or, (ii) such Certificateholder is the Depositor, or an Affiliate thereof.

     SECTION  5.04.  No Segregation of Moneys; No Interest.  Subject to Sections
                     -------------------------------------
5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION  5.05.  Accounting  and  Reports  to  the  Certificateholders,  the
                     -----------------------------------------------------------
Internal  Revenue  Service and Others.  The Indenture Trustee shall (a) maintain
      -------------------------------
(or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury
Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare or cause to be prepared, and file, or cause to be filed, all tax returns, if any, relating to the Trust and direct the Owner Trustee, in writing, to make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a grantor trust for federal income tax purposes, and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall make all elections pursuant to this Section 5.05 as directed by the Indenture Trustee in writing.

     SECTION  5.06.  Signature  on  Returns.  The  Owner  Trustee  shall sign on
                     ----------------------
behalf of the Trust the tax returns of the Trust, and any other returns as may be required by law if any, furnished to it in execution form by the Depositor, unless applicable law requires a Certificateholder to sign such documents. In executing any such return, the Owner Trustee shall rely entirely upon, and shall have no liability for information or calculations provided by the Depositor.

                             ARTICLE VI ARTICLE VI1
                                     G
                                     ----
                      Authority and Duties of Owner Trustee
                      -------------------------------------

     SECTION  6.01.  General  Authority.  The  Owner  Trustee  is authorized and
                     ------------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take, but shall not be obligated to take, such action as the Servicer recommends with respect to the Basic Documents.

     SECTION  6.02.  General  Duties.  It shall be the duty of the Owner Trustee
                     ---------------
to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of the Trust Agreement and the Basic Documents to which the Trust is a party and to administer the Trust for the benefit of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of the Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Depositor has agreed hereunder or the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or of the Trust under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Depositor or the Servicer to carry out its obligations under the Sale and Servicing Agreement, or the Trust Agreement, as applicable.

     SECTION  6.03.  Action  upon  Instruction.  (a)  Subject  to Article IV and
                     -------------------------
Section 7.01 and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of the Trust Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with the Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of the Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that the Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with the Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION  6.04.  No  Duties Except as Specified in the Trust Agreement or in
                     -----------------------------------------------------------
Instructions.  The  Owner  Trustee  shall  not  have  any  duty or obligation to
------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of the Trust Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into the Trust Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record the Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION  6.05.  No Action Except Under Specified Documents or Instructions.
                     ----------------------------------------------------------
The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to the Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     SECTION  6.06.  Restrictions.  The  Owner Trustee shall not take any action
                     ------------
that  (a)  is  inconsistent  with the purposes of the Trust set forth in Section
2.03 or (b) to the Actual Knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

     SECTION  6.07  Delegation  to  Indenture Trustee.  The Owner Trustee hereby
                    ---------------------------------
delegates to the Indenture Trustee, and the Indenture Trustee hereby accepts, the responsibility for reviewing on behalf of the Trust representations given in connection with transfers of Notes under Section 4.07 of the Indenture.

                                   ARTICLE VII
                                      H
                                      ----
                          Concerning the Owner Trustee
                          ----------------------------

     SECTION  7.01.  Acceptance of Trusts and Duties.  The Owner Trustee accepts
                     -------------------------------
the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of the Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Trust Agreement and the other Basic Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be liable for any error of judgment made by an Authorized Officer of the Owner Trustee;

     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor or any Certificateholder;

     (c) no provision of the Trust Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the  principal  of  and  interest  on  the  Notes;

     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of the Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the execution and the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee or the Servicer under any of the
Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under the Trust Agreement or the other Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer or the Depositor under the Sale and Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement, or to institute, conduct or defend any litigation under the Trust Agreement or otherwise or in relation to the Trust Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in the Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its willful misconduct, bad faith or gross negligence in the performance of any such act.

     SECTION 7.02.  Furnishing of Documents.  The Owner Trustee shall furnish to
                    -----------------------
the Certificateholders and the Note Insurer promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION  7.03.  Representations  and  Warranties.  Wilmington Trust Company
                     --------------------------------
hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under the Trust Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of the Trust Agreement, and the Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Trust Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of the Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION  7.04.  Reliance;  Advice  of Counsel.  (a) The Owner Trustee shall
                     -----------------------------
incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under the Trust Agreement or the other Basic Documents, the Owner Trustee may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

     SECTION  7.05.  Not  Acting  in Individual Capacity.  Except as provided in
                     -----------------------------------
this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION  7.06.  Owner  Trustee  Not Liable for Trust Certificates, Mortgage
                     -----------------------------------------------------------
Loans  or  Pooled  Certificates.  The  recitals  contained  herein  and  in  the
-------------------------------
Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, of any other Basic Document or of the Trust Certificates (other than the signature and the certificate of authentication of the Owner Trustee on the Trust Certificates) or the Notes, or of any Mortgage Loan, Swap Agreement or Pooled Certificate or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, Swap Agreement or Pooled Certificate, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any property securing a Mortgage Loan; the existence and enforceability of any insurance thereon; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the performance or enforcement of any Mortgage Loan, Swap Agreement or Pooled Certificate; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Depositor, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION  7.07.  Owner  Trustee  May  Own Trust Certificates and Notes.  The
                     -----------------------------------------------------
Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Indenture Trustee, the Paying Agent and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII
                                     I
                                     ----
                          Compensation of Owner Trustee
                          -----------------------------

     SECTION  8.01.  Owner Trustee's Fees and Expenses.  The Owner Trustee shall
                     ---------------------------------
receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof among the Sponsor, the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION  8.02.  Indemnification.  The  Sponsor  shall  be liable as primary
                     ---------------
obligor for, and shall indemnify the Owner Trustee, the Paying Agent and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, the Paying Agent or any Indemnified Party in any way relating to or arising out of the Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Paying Agent hereunder, except only that the Sponsor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section
7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the Paying Agent or the termination of the Trust Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's or the Paying Agent's, as applicable, choice of legal counsel shall be subject to the approval of the Sponsor, which approval shall not be unreasonably withheld.

     SECTION  8.03.  Payments  to  the  Owner  Trustee.  Any amounts paid to the
                     ---------------------------------
Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX
                                      J
                                      ----
                         Termination of Trust Agreement
                         ------------------------------

     SECTION  9.01.  Termination  of  Trust  Agreement.  (a) The Trust Agreement
                     ---------------------------------
(other than Article VIII) shall terminate and the Trust shall dissolve and be of no further force or effect upon the final distribution by the Paying Agent of all moneys or other property or proceeds of the Owner Trust Estate whether following the exercise of a Collateral Purchase Option or otherwise and in any case in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate the Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust or the Trust Agreement.

     (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution thereon and cancellation thereof, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such dissolution from the Paying Agent stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

     In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to the Trust Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor. Certificateholders shall thereafter look solely to the Depositor as general unsecured creditors.

     (d) Upon the winding up of the Trust and payment of its obligations in accordance with applicable law, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate.

                                    ARTICLE X
                                      K
                                      ----
             Successor Owner Trustees and Additional Owner Trustees
             ------------------------------------------------------

     SECTION  10.01.  Eligibility  Requirements  for  Owner  Trustee.  The Owner
                      ----------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least BBB from S&P and Baa2 from Moody's (or such lower rating as may be acceptable to S&P, Moody's and the Note Insurer). If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION 10.02.  Resignation or Removal of Owner Trustee.  The Owner Trustee
                     ---------------------------------------
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to the Note Insurer and each of the Rating Agencies.

     SECTION  10.03.  Successor  Owner  Trustee.  Any  successor  Owner  Trustee
                      -------------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under the Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under the Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and moneys held by it under the Trust Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Paying Agent, the Note Insurer, the Swap Counterparty and the Rating Agencies. If the Depositor shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION  10.04.  Merger or Consolidation of Owner Trustee.  Any Person into
                      ----------------------------------------
which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Note Insurer, the Paying Agent, the Swap Counterparty and the Rating Agencies.

     SECTION  10.05.  Appointment  of  Co-Trustee  or  Separate  Trustee.
                      --------------------------------------------------
Notwithstanding any other provisions of the Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Depositor and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Owner Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under the Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section
10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

     (b) no trustee under the Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under the Trust Agreement; and

     (c) the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to each of the Depositor and the Servicer.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE XI
                                      L
                                      ----
                                  Miscellaneous
                                  -------------

     SECTION  11.01.  Supplements  and  Amendments.  The  Trust Agreement may be
                      ----------------------------
amended  by the Depositor and the Owner Trustee, with the written consent of the
Note Insurer, without the consent of any of the Sponsor, the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in the Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided, further, that no opinion of counsel shall be required if the Person requesting such amendment shall deliver to the Owner Trustee and the Note Insurer a letter from each Rating Agency to the effect that such amendment, in and of itself, will not cause such Rating Agency to reduce its "shadow rating" on the Notes rated by it.

     The Trust Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the written consent of the Note Insurer, with the consent of the Holders of Notes evidencing not less than a majority of the Class Principal Balance of the Notes and, to the extent affected thereby, the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of, the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or Pooled Certificates or pursuant to the Swap Agreements or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Class Principal Balance of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in the Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to the Trust Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under the Trust Agreement or otherwise.

     Notwithstanding anything herein to the contrary, no provision of this Agreement affecting the rights, duties and responsibilities of the Paying Agent may be amended without the consent of the Paying Agent, such consent not to be unreasonably withheld.

     SECTION 11.02.  No Legal Title to Owner Trust Estate in Certificateholders.
                     ----------------------------------------------------------
The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate the Trust Agreement or the trusts under the Trust Agreement or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION  11.03.  Limitations  on  Rights  of Others.  The provisions of the
                      ----------------------------------
Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Note Insurer, the Certificateholders, and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in the Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of the Trust Agreement or any covenants, conditions or provisions contained herein.

     SECTION  11.04.  Notices.  (a)  Unless  otherwise  expressly  specified  or
                      -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to its Corporate Trust Office; if to the Depositor, addressed to Thornburg Mortgage Funding Corporation, 18881 Von Karman Avenue, Irvine, California 92612, Attention: Rick Story, Chief Financial Officer; if to the Sponsor, addressed to Thornburg Mortgage Asset Corporation, 119 East Marcy Street, Suite 201, Santa Fe, New Mexico, 87501, Attention: Larry Goldstone, President, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.05.  Severability.  Any provision of the Trust Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION  11.06.  Separate Counterparts. The Trust Agreement may be executed
                      ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION  11.07.  Successors  and  Assigns.  All  covenants  and  agreements
                      ------------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Sponsor, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION  11.08.  No  Petition.  (a)  Neither  the Sponsor nor the Depositor
                      ------------
will, prior to the date which is one year and one day after the termination of the Indenture, institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

     (b) The Owner Trustee, by entering into the Trust Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of the Trust Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day after the termination of the Indenture, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

     SECTION  11.09.  No  Recourse.  Each Certificateholder by accepting a Trust
                      ------------
Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Trust Agreement, the Trust Certificates or the Basic Documents. Except as expressly provided in the Basic Documents, neither the Depositor, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, nor any of their respective Affiliates, partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of any amount with respect to the Trust Certificates, or the Trust's performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Trust Certificates or the Trust Agreement, it being expressly understood that said covenants and obligations have been made solely by the Trust. Each Certificateholder by the acceptance of a Trust Certificate (or a beneficial interest therein) agrees that, except as expressly provided in the Basic Documents, in the case of nonpayment of any amounts with respect to such Trust Certificate, it shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

     SECTION  11.10.  Headings.  The  headings  of  the  various  Articles  and
                      --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION  11.11.  GOVERNING  LAW.  THE TRUST AGREEMENT SHALL BE CONSTRUED IN
                      --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE TRUST AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION  11.12.  Grant  of  Certificateholder  Rights  to Note Insurer. The
                      -----------------------------------------------------
rights of the Note Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Class Principal Balance of the Notes has been reduced to zero and the Note Insurer has been reimbursed for any amounts owed under the Insurance Policy and the Insurance Agreement and the Note Insurer has no further obligation under the Insurance Policy.

     SECTION  11.13.  Third-Party  Beneficiary.  The Note Insurer is an intended
                      ------------------------
third-party beneficiary of the Trust Agreement, and the Trust Agreement shall be binding upon and inure to the benefit of the Note Insurer. Without limiting the generality of the foregoing, all covenants and agreements in the Trust Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to the Trust Agreement. Provided, however, nothing in this Section 11.13 shall be construed to impose a fiduciary obligation of the Owner Trustee to the Note Insurer.

     SECTION  11.14.  The Note Insurer.  Any right conferred to the Note Insurer
                      ----------------
hereunder shall be suspended during any period in which the Note Insurer is in default in its payment obligations under either of the Insurance Policies. At such time as the Notes are no longer outstanding, and no amounts owed to the
Note Insurer remain unpaid, the Note Insurer's rights hereunder shall terminate.




                                   * * * * * *
     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                               THORNBURG MORTGAGE FUNDING CORPORATION,
                               as Depositor


                               By:  ______________________________________
                                    Name:
                                    Title:


                               THORNBURG MORTGAGE ASSET CORPORATION, as Sponsor



                               By:  ______________________________________
                                    Name:
                                    Title:


                               WILMINGTON  TRUST  COMPANY,
                               not in its individual capacity but solely as Owner Trustee and as Certificate Registrar


                               By:  ______________________________________
                                    Name:
                                    Title:


BANKERS  TRUST  COMPANY  OF  CALIFORNIA,  N.A. hereby accepts the appointment as
Paying Agent pursuant to Section 3.09 hereof and accepts the obligations and duties provided under Sections 5.05 and 6.07 hereof.



By:  ______________________________________
     Name:
     Title:

     We hereby agree to purchase the Trust Certificates in the amount and for the price set forth in Section 3.02(b) hereof

                               TMA  ACCEPTANCE  CORP.


                               By:  ______________________________________
                                    Name:
                                    Title:


                                   Appendix A

                                   Definitions

               See Exhibit A of the Sale and Servicing Agreement.


                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE
                            -------------------------

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TRUST
CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER SATISFACTORY TO THE OWNER TRUSTEE TO THE EFFECT THAT SUCH PURCHASER IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1)-(3) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

IF THE CERTIFICATEHOLDER COLLATERAL PURCHASE OPTION OR THE NOTE PURCHASE OPTION ARE OUTSTANDING, THIS TRUST CERTIFICATE MUST REPRESENT ALL OUTSTANDING TRUST CERTIFICATES AND SHALL BE HELD BY ONLY ONE HOLDER.

THE HOLDER OF THIS TRUST CERTIFICATE FURTHER UNDERSTANDS AND AGREES THAT THE NUMBER OF BENEFICIAL OWNERS OF ALL TRUST CERTIFICATES MAY NOT EXCEED 3 IN NUMBER; THAT TRANSFERS OF THE TRUST CERTIFICATES WILL BE RESTRICTED ACCORDINGLY; AND THAT THE HOLDER HEREOF WILL NOTIFY THE OWNER TRUSTEE IF THE NUMBER OF BENEFICIAL OWNERS OF THIS TRUST CERTIFICATE WILL CHANGE AS PROVIDED IN THE TRUST AGREEMENT.

THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY AMBAC OR ANY GOVERNMENTAL AGENCY.


NUMBER:  _________                                      DENOMINATION:___________
                                       INITIAL CERTIFICATE BALANCE:  $32,362,457

                          TMA MORTGAGE FUNDING TRUST I

                         ASSET-BACKED TRUST CERTIFICATE

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes (i) a pool of adjustable rate mortgage loans and adjustable rate mortgage loans with an original fixed rate period (collectively, the "Mortgage Loans"), (ii) ten interest rate swap agreements between the Trust and Merrill Lynch Capital Services, Inc. (the "Swap Agreements"), and (iii)100% if the Class A-1 and Class A-2 Pass-through Certificates from CS First Boston Mortgage Securities Corporation, Pass-through Certificates, Series 1993-B (collectively, the "Pooled Certificates") caused to be sold to the Trust by Thornburg Mortgage Funding Corporation.

(THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THORNBURG MORTGAGE FUNDING CORPORATION, THE SERVICER (AS DEFINED BELOW) OR THE OWNER TRUSTEE (AS DEFINED BELOW) OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

     THIS  CERTIFIES THAT ___________________________________________________ is
the registered owner of the Percentage Interest evidenced hereby in the nonassessable, fully paid, beneficial ownership interest in TMA MORTGAGE FUNDING TRUST I (the "Trust") formed by Thornburg Mortgage Funding Corporation, a Delaware corporation.

     The Trust was created pursuant to a Trust Agreement, dated as of December 1, 1998 (the "Trust Agreement"), among Thornburg Mortgage Funding Corporation, as depositor (the "Depositor"), Thornburg Mortgage Asset Corporation, as Sponsor (the "Sponsor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of a duly authorized issue of Asset-Backed Trust Certificates (herein called the "Trust Certificates"). Also issued under the Indenture dated as of December 1, 1998 between the Trust and Bankers Trust Company of California, N.A., as indenture trustee, are a Series of Notes designated as Collateralized Asset-Backed Notes, Series 1998-1 (the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such holder is bound. The property of the Trust consists of the Mortgage Loans and the Pooled Certificates; the collections in respect of the Mortgage Loans and the Pooled Certificates received after the applicable Cut-off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure and any REO Proceeds; the Note Insurance Policy and collections thereunder; the Swap Agreements and collections thereunder net of payments required to be made by the Trust; rights under certain Insurance Policies relating to the Mortgage Loans; the Reserve Account; and certain other assets and rights as provided under the Trust Agreement and the Sale and Servicing Agreement.

     Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing in December 1998, to the Person in whose name this Trust Certificate is registered at the close of business on the last day of the calendar month immediately preceding the Payment Date (the "Record Date"), interest on the Certificate Balance of this Trust Certificate at a per annum rate equal to the lesser of (i) 7.00% per annum and (ii) the result of dividing the Certificate Interest Distribution Amount by the then Certificate Balance of all of the Certificates, expressed as a per annum rate, and principal in each case to the extent of such Certificateholder's Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date pursuant to the terms of the Sale and Servicing Agreement. The holder of this Certificate may also receive Additional Certificate Interest to the extent provided in the Sale and Servicing Agreement.

     The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     It is the intent of the Depositor and the Certificateholders that, for purposes of federal income taxes, the Trust will be treated as a grantor trust. The Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust and the Trust Certificates for such tax purposes as just described.

     Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder, will not prior to the date which is one year and one day after the termination of the Indenture, institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

     Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

     The holder of this Certificate may have the right to the extent provided in the Trust Agreement, the Indenture and the Sale and Servicing Agreement to exercise options to purchase (i) among other items the Mortgage Loans and the Pooled Certificates or (ii) the Notes.

     Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.
Date:

                        TMA  MORTGAGE  FUNDING  TRUST  I

                        By:  WILMINGTON  TRUST  COMPANY,
                             solely as Owner Trustee and not in its individual capacity


                        By:_________________________________________________
                           Authorized Signatory


                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Trust Certificates of TMA Mortgage Funding Trust I referred to in the within-mentioned Trust Agreement.

Date:
                        WILMINGTON  TRUST  COMPANY,
                        solely as Owner Trustee and not in its individual capacity


                        By:_________________________________________________
                           Authorized Signatory


                         [REVERSE OF TRUST CERTIFICATE]

     The Trust Certificates do not represent an obligation of, or an interest in, the Sponsor, the Depositor, the Servicer, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans, the Pooled Certificates, the Swap Agreements (and certain other amounts), all as more specifically set forth in the Trust Agreement and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Note Insurer and the holders of the Trust Certificates evidencing not less than a majority of the outstanding Certificate Balances and of the holders of the Notes evidencing not less than a majority of the outstanding Class Principal Balance of the Notes, each voting as a class. Any such consent by the holder of this Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Trust Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

     The Trust Certificates are issuable only as registered Trust Certificates without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof; PROVIDED, HOWEVER, that one Trust Certificate may be issued in a denomination that represents any residual amount of the Initial Certificate Balance. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust
Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     This Trust Certificate may not be transferred directly or indirectly to (1) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in such entities. By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.

          This Trust Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.

          No transfer of a Trust Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, if the number of beneficial owners of Trust Certificates exceeds 99. For purposes of determining the number of beneficial owners, the Certificate Registrar may treat the number of beneficial owners as equal to the number of registered holders, provided that each holder represents that it is the beneficial owner and (i) is an individual or a United States corporation (other than an S corporation) or (ii) no principal purpose of the use of the entity to hold the Trust Certificate is to permit the Trust to satisfy the 100 partners
limitation  of  Treasury  regulation   1.7704-1(h)(3).

          Each purchaser of the Trust Certificates shall be required, prior to purchasing a Trust Certificate, to execute the Purchaser's Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit C.

     The obligations and responsibilities created by the Trust Agreement shall terminate and the Trust created thereby shall dissolve upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. In addition, Bear, Stearns & Co. Inc. ("Bear Stearns") has the option to purchase, among other items, the Mortgage Loans and the Pooled Certificates, at a price specified in the Indenture. The exercise of such option will effect repayment of the Notes in full and early retirement of the Trust Certificates. It is unlikely that in such event, the Trust Certificates will receive any proceeds. However, the Holder of 100% of the Trust Certificates may choose to exercise its Certificateholder Collateral Purchase Option and purchase the Mortgage Loans and Pooled Certificates, in lieu of Bear Stearns, for the purchase price specified in the Indenture.

     This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR
OTHER  IDENTIFYING  NUMBER  OF  ASSIGNEE



--------------------------------------------------------------------------------
(Please  print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                         ___________________________________________*
                               Signature  Guaranteed:

                              ____________________________*

_________________
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF
                          TMA MORTGAGE FUNDING TRUST I
                          ----------------------------

     This Certificate of Trust of TMA MORTGAGE FUNDING TRUST I (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware bank and trust company, as trustee, to form a business trust under the Delaware Business
Trust  Act  (12  Del.  Code,   3801  et  seq.).
                 ----------

     1.     Name.  The  name of the business trust formed hereby is TMA MORTGAGE
            ----
FUNDING  TRUST  I.

     2.     Delaware  Trustee.  The  name and business address of the trustee of
            -----------------
the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: TMA MORTGAGE FUNDING TRUST I.

     3.     Effective  Time.  This  Certificate of Trust shall be effective upon
            ---------------
filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust.

                             Wilmington  Trust  Company,
                             not in its individual capacity but solely as owner trustee of the Trust.


                        By:  _____________________________
                             Name:
                             Title:
                                                                       EXHIBIT C

            [Form of Purchaser's Representation and Warranty Letter]


Thornburg  Mortgage  Funding  Corporation
18881  on  Karman  Avenue
Suite  1400
Irvine,  California  92612

TMA  Mortgage  Funding  Trust  I
c/o  Wilmington  Trust  Company,  as
  Owner  Trustee
Rodney  Square  North
1100  North  Market  Street
Wilmington,  Delaware   19890


     Re:     TMA  Mortgage  Funding  Trust  I  -  Trust  Certificates
             --------------------------------------------------------


Ladies  and  Gentlemen:

     In connection with our proposed purchase of Trust Certificates (the "Certificates") issued under the Trust Agreement dated as of December 1, 1998 (the "Agreement"), among Thornburg Mortgage Funding Corporation, as Depositor
(the "Depositor"), Thornburg Mortgage Assets Corporation, as Sponsor, and Wilmington Trust Company, as Owner Trustee, the undersigned (the "Purchaser") represents, warrants and agrees that:

     1. It is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of an institutional accredited investor.

     2. It is not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in any such entity.

     3.     It  is  a U.S. Person as defined in Section 7701(a)(30) of the Code.

     4. It has such knowledge and experience in evaluating business and financial matters so that it is capable of evaluating the merits and risks of an investment in the Certificates. It understands the full nature and risks of an investment in the Certificates and based upon its present and projected net income and net worth, it believes that it can bear the economic risk of an immediate or future loss of its entire investment in the Certificates.

     5. It understands that the Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or (b) pursuant to an effective registration statement under the Securities Act.

     6. It understands that each Certificate will bear legends substantially to the following effect:

"THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER SATISFACTORY TO THE TRUSTEE TO THE EFFECT THAT SUCH PURCHASER IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE
501(A)(1)-(3) OR (7) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF THE INVESTMENT BY SUCH PLANS, ARRANGEMENTS OR ACCOUNTS IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

IF THE CERTIFICATEHOLDER COLLATERAL PURCHASE OPTION OR THE NOTE PURCHASE OPTION ARE OUTSTANDING, THIS TRUST CERTIFICATE MUST REPRESENT ALL OUTSTANDING TRUST CERTIFICATES AND SHALL BE HELD BY ONLY ONE HOLDER.

THE HOLDER OF THIS TRUST CERTIFICATE FURTHER UNDERSTANDS AND AGREES THAT THE NUMBER OF BENEFICIAL OWNERS OF ALL TRUST CERTIFICATES MAY NOT EXCEED 3 IN NUMBER; THAT TRANSFERS OF THE TRUST CERTIFICATES WILL BE RESTRICTED ACCORDINGLY; AND THAT THE HOLDER HEREOF WILL NOTIFY THE OWNER TRUSTEE IF THE NUMBER OF BENEFICIAL OWNERS OF THIS TRUST CERTIFICATE WILL CHANGE AS PROVIDED IN THE TRUST AGREEMENT."

     7. It is acquiring the Certificates for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of its property shall at all times be and remain within its control).

     8. It has been furnished with all information regarding the Trust and Certificates which it has requested from the Trust and the Depositor.

     9. Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with, any person in any manner or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the Certificates under the Securities Act or which would require registration pursuant to the Securities Act nor will it act, nor has it authorized or will authorize any person to act, in such manner with respect to any Certificate.

     10. If the purchase to which this letter relates applies to less than all of the Certificates, the Purchaser acknowledges that the Certificateholder Collateral Purchase Option and the Note Purchase Option are no longer outstanding.

     11. For purposes of the Investment Company Act of 1940, as amended, the total number of beneficial owners of the Trust Certificates it is purchasing is
________________.

     12. The Purchaser is a beneficial owner of the Trust Certificates and either (i) is an individual or a United States corporation (other than an S corporation) or (ii) no principal purpose of the use of the entity to hold the Trust Certificate is to permit the Trust to satisfy the 100 partners limitation
of  Treasury  regulation   1.7704-1(h)(3).



Dated:____________
                                   Very  truly  yours,


                                   _____________________________
                                   NAME  OF  PURCHASER

                                   By:  __________________________

                                   Name:________________________

                                   Title:_________________________

                                   NOTE:  To  be  executed  by  an
                                   ----
                                   executive  officer


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